                                  SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for use of the Commission only (as permitted by rule 14A-6(E)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                   KUPPER PARKER COMMUNICATIONS, INCORPORATED
                (Name of Registrant as Specified In Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:
                                                                    -----------

(2)  Aggregate number of securities to which transaction applies:
                                                                 --------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                                            -----------------------------------

(4)  Proposed maximum aggregate value of transaction:
                                                     --------------------------

(5)  Total fee paid:
                    -----------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ]  Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:
                            ---------------------------------------------------

(2)  Form, Schedule or Registration Statement No.:
                                                  -----------------------------

(3)  Filing Party:
                  -------------------------------------------------------------

(4)  Date Filed:
                ---------------------------------------------------------------

                   KUPPER PARKER COMMUNICATIONS, INCORPORATED
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                FEBRUARY 24, 2004

TIME:

9:00 a.m. central time on Wednesday, April 7, 2004.

PLACE:

Kupper Parker Communications, Incorporated
Main Conference Room
8301 Maryland Avenue
St. Louis, Missouri 63105

ITEMS OF BUSINESS:

    1.   To elect 4 directors.

    2. To ratify the appointment of Rubin, Brown, Gornstein & Co. LLP as KPCG's independent accountants.

    3. To amend the Company's Stock Option Plan to increase the number of options that may be granted to 850,000.

    4. To consider such other business as may properly come before the meeting.

RECORD DATE:

You are entitled to vote if you were a stockholder at the close of business on Monday, March 1, 2004.

VOTING BY PROXY:

Please submit a proxy as soon as possible so that your shares can be voted at the meeting in accordance with your instructions. For specific instructions, please refer to the Questions and Answers beginning on page 3 of this proxy statement and the instructions on the proxy card.

By order of the Board of Directors,

Randolph Seeling
Chief Accounting Officer

This proxy statement and accompanying proxy card are being distributed on or about March 5, 2004.

                       2004 ANNUAL MEETING OF STOCKHOLDERS
                  NOTICE OF ANNUAL MEETING AND PROXY STATEMENT
                                TABLE OF CONTENTS


Questions and Answers About the Proxy Materials and the Annual Meeting
        Why am I receiving these materials?                                   3
        What is the purpose of the annual meeting?                            3
        Who is entitled to vote?                                              3
        What constitutes a quorum?                                            3
        How do I vote?                                                        3
        May I change my vote after I return my proxy card?                    3
        What are the Board's recommendations?                                 4
        What vote is required to approve each item?                           4
Proposals to be Voted Upon
        Proposal 1--Election of directors                                     4
        Proposal 2--Appointment of independent auditors                       6
        Proposal 3--Amendment to Stock Option Plan                            7
        Other Business                                                        7
Board Structure and Compensation
        Board and Committee Information                                       7
        Audit Committee Report                                                8
        Compensation Committee Report                                        10
        Board Compensation                                                   10
Executive Compensation
        Summary Compensation Table                                           11
        Stock Options                                                        11
        Employment Agreements                                                11
Certain Relationships and Related Transactions                               12
Stock Ownership                                                              13
Additional Information
        Submission of Stockholder Proposals                                  14
        Proxy Solicitation Costs                                             14
        Section 16(a) Beneficial Ownership Reporting Compliance              14
APPENDIX A - Audit Committee Charter                                         15


In this proxy statement, the terms "KPCG," "we," "us" and "our" refer to Kupper Parker Communications, Incorporated.

A copy of KPCG's Annual Report on Form 10-KSB for fiscal 2003 as filed with the Securities and Exchange Commission (without exhibits) will be furnished without charge upon the written request of any stockholder entitled to vote at the meeting directed to the attention of Randolph Seeling, Chief Accounting Officer, at KPCG's principal executive offices at 8301 Maryland Avenue, St. Louis, Missouri, 63105.

                   KUPPER PARKER COMMUNICATIONS, INCORPORATED
                                 PROXY STATEMENT
                                FEBRUARY 24, 2004

           ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 7, 2004


     QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

WHY AM I RECEIVING THESE MATERIALS?

The Board of Directors of Kupper Parker Communications, Incorporated ("KPCG") is providing these proxy materials to you and soliciting your proxy in connection with KPCG's annual meeting of stockholders to be held on April 7, 2004, beginning at 9:00 a.m. central time, in the Main Conference Room of Kupper Parker Communications, Inc., 8301 Maryland Avenue, St. Louis, Missouri, 63105, and at any postponements or adjournments thereof. You are invited to attend the meeting and are requested to vote on the proposals described in this proxy statement.

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

At KPCG's annual meeting, stockholders will act upon the matters outlined in the accompanying notice of meeting, namely the election of directors and ratification of the appointment of KPCG's independent auditors. In addition, KPCG's management will report on performance during fiscal 2003 and respond to questions from stockholders.

WHO IS ENTITLED TO VOTE?

Only stockholders at the close of business on the record date, March 1, 2004, are entitled to receive notice of the annual meeting and to vote the shares of common stock that they held on that date at the meeting, or any postponement or adjournment of the meeting. You are a "stockholder of record" if you hold your stock directly in your own name. You are a "street-name" stockholder if you hold your stock indirectly in the name of a bank, broker or other nominee and they will send you voting instructions. Each outstanding share entitles its holder to cast one vote on each matter to be voted upon. A list of stockholders of record will be available for examination for any purpose relevant to the annual meeting at Kupper Parker's headquarters at 8301 Maryland Avenue, St. Louis, Missouri, during regular business hours for the ten days prior to the annual meeting and at the annual meeting.

WHAT CONSTITUTES A QUORUM?

The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding and entitled to vote on the record date will constitute a quorum, and will therefore permit the conduct of business at the meeting. As of the record date 5,816,907 shares of KPCG common stock were outstanding. Abstentions count toward the quorum.

HOW DO I VOTE?

If you hold your stock as a stockholder of record, you can vote in person at the annual meeting or you can vote by mail. If you are a street-name stockholder, you will receive instructions from your bank, broker or other nominee describing how to vote your stock. The enclosed proxy card contains instructions for mail voting. Whichever method you use, your stock will be voted as you direct.

MAY I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

Yes. You may change your proxy instructions at any time prior to the vote at the annual meeting. If you are a stockholder of record you may accomplish this by filing with the Chief Accounting Officer of KPCG either a notice of revocation or a duly executed proxy bearing a later date. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request or vote in person at the meeting. For shares held in street-name you may change or revise your proxy instructions by submitting new voting instructions to your bank, broker or other nominee.

WHAT ARE THE BOARD'S RECOMMENDATIONS?

If you sign and return your proxy card but do not complete it by giving instructions as to how to vote, proxy holders named on the proxy card will vote your shares in accordance with the recommendations of the Board of Directors. The Board's recommendations, along with a description of each item, are set forth in this proxy statement. In summary, the Board recommends a vote:

FOR election of the nominated slate of directors (see pages 4, 5 and 6);

FOR ratification of the appointment of Rubin, Brown, Gornstein & Co. LLP as KPCG's independent auditors (see page 6)

FOR amendment of the Company's Stock Option Plan to increase the number of options that may be granted to 650,000 (see page 7), and

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

Election of Directors. The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy marked to withhold authority with respect to any nominee will not affect the vote on the election of that nominee, although it will be counted for purposes of determining whether there is a quorum. There is no cumulative voting as to any matter, including the election of directors.

Other Items. The ratification of the appointment of Rubin, Brown, Gornstein & Co. LLP and to amend KPCG's Stock Option Plan requires the affirmative vote of the holders of a majority of the shares present either in person or by proxy and entitled to vote on that matter. A properly executed proxy marked "Abstain" with respect to this matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a vote against the proposal.

If you are a street-name stockholder, NASD rules permit your broker to exercise voting discretion with respect to certain "routine" matters. Thus, if you do not give your broker specific instructions, your shares may be voted on "routine" matters but will not be voted on "non-routine" matters. Broker non-votes will not be counted in determining the number of shares necessary for approval of any proposal for this meeting. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum. The election of directors, the appointment of independent auditors and the approval of an amendment to the Company's Stock Option Plan are considered "routine" matters under the relevant NASD rules, so there will not be any broker non-votes with respect to those matters.

                           PROPOSALS TO BE VOTED UPON

PROPOSAL 1--ELECTION OF DIRECTORS

The Directors of our company are divided into two classes and hold office until the second succeeding Annual Meeting of Stockholders following the election of their respective class and the qualification of their successors. Mr. Saitz constitutes the class of Directors whose terms expire in 2005. Mr. Kupper, Ms. De Hahn, Mr. Kling and Mr. Santry constitute the class of Directors whose terms expire in 2004. Mr. Santry has decided not to stand for re-election as a Director of our company.

There are 4 nominees for election to the Board this year. Mr. Kupper, Ms. De Hahn and Mr. Kling have served as directors since the merger of Kupper Parker Communications, Incorporated and Greenstone Roberts Advertising, Inc on September 29, 2000 (the "Merger"). In December 2003 the Board of Directors unanimously voted to propose the election of Mr. Steven R. Lowy to the Board as an independent outside director. If any nominee is unable to accept nomination or election, which the Board of Directors has no reason to anticipate will occur, shares represented by proxies will be voted for the election of such other person as the Board of Directors may recommend unless the Board of Directors chooses to reduce the number of directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION TO THE BOARD OF EACH OF THE NOMINEES DESCRIBED BELOW.

The following table sets forth certain information with respect to our executive officers and directors as of January 27, 2004, except that Randolph Seeling was elected Treasurer and Secretary on February 26, 2004.


    NAME                   AGE                   POSITION(s)
    ----                   ---                   -----------
Bruce Kupper               51        Chief Executive Officer, President and
                                     Chairman of the Board

Mary De Hahn               54        Chief Operating Officer and Director

Randolph Seeling           50        Chief Accounting Officer, Treasurer
                                     and Secretary

S. Lee Kling               74        Director

James Saitz                54        Director

Christopher Santry         55        Director

Bruce Kupper has served as our Chief Executive Officer, President and Chairman of the Board since the Merger. Prior to that time he served in the same capacities for Kupper Parker Communications, Incorporated (1993 - 2000) and its predecessor, Kupper Advertising, Inc. (1978 - 1993). Prior to that time, Mr. Kupper worked as an account executive for Young & Rubicam where he was named Young & Rubicam's 1977 National Account Executive of the Year.

Mary De Hahn has served as Chief Operating Officer and as a Director of our company since the Merger. Prior to that time she served in the similar executive capacities for Kupper Parker Communications, Incorporated (1993 - 2000) and its predecessor, Kupper Advertising, Inc. (1988 - 1993). Before joining Kupper Advertising, Inc., Ms. De Hahn served as senior vice president of marketing for Landmark Bancshares Corporation, a bank holding company in St. Louis, Missouri, and as executive director of the Missouri Arts Council.

Randolph Seeling was promoted to Chief Accounting Officer effective January 1, 2004 and Secretary and Treasurer effective February 26, 2004. He had served as the Controller of Kupper Parker Communications, Inc. since September of 1997 when he joined the Company as a result of Kupper Parker's asset purchase of Fitzgerald Advertising, Inc. of New Orleans, where Mr. Seeling had served as Controller from 1979 to 1985, and as Treasurer from 1985 until 1997. Mr. Seeling was also a minority owner of the privately held Fitzgerald Advertising, Inc. before the sale of that company's assets to Kupper Parker Communications, Inc. in 1997.

S. Lee Kling has been a Director of our company since the Merger. Prior to that time, Mr. Kling served as an advisory director to Kupper Parker Communications, Incorporated for a period of more than five years. He has served since June 2002 as Chairman of the Board of The Kling Company. From 1991 to June 2002, Mr. Kling served as Chairman of the Board of Kling Rechter & Company, a merchant banking company. Mr. Kling served as Chairman of the Board of Landmark Bancshares Corporation, a bank holding company in St. Louis, Missouri ("Landmark"), until December 1991 when the company merged with Magna Group, Inc. He had served in such capacity with Landmark since 1974 and had also served as Chief Executive Officer of Landmark from 1974 through October 1990, except for the period from May 1978 to January 1979 when he served as Assistant Special Counselor on Inflation for the White House and Deputy for Ambassador Robert S. Strauss. Mr. Kling serves on the Boards of Directors of Falcon Products, Co. (a furniture and fixtures manufacturer), National Beverage Corp. (a beverage manufacturer), Electro Rent Corporation (an electronic equipment rental company), Engineered Support Systems, Inc. (a product manufacturer in the defense industry), and Bernard Chaus, Inc. (a company that designs, arranges for the manufacture of, and markets an extensive range of women's career and casual sportswear), all of which are public companies.

James Saitz has been a Director of our company since the Merger. Prior to that time, Mr. Saitz served as an advisory director to Kupper Parker Communications, Incorporated for a period of more than five years. Mr. Saitz is the Chairman and Chief Executive Officer of Trustcorp Financial, Inc. (1994 - present), a commercial bank holding company, and is the Chairman and Chief Executive Officer of Missouri State Bank (1994 - present), a commercial bank.

Christopher Santry became an executive officer of our company on October 5, 2001, the day we purchased Christopher Thomas Associates, Inc. Prior to that day, Mr. Santry had been an executive officer, director and shareholder of Christopher Thomas Associates, Inc. for a period of more than five years.

John Rezich resigned his position as Chief Financial Officer effective December 31, 2003. At that same time, he also resigned as a Director.

The new Chief Accounting Officer, as a "reporting person" under Section 16(a), was required to file a Form 3 by January 10, 2004. That filing was made on February 2, 2004, and showed that Mr. Seeling owns no shares of common stock, but does hold options for 500 shares.

KPCG has not yet fully developed a written code of ethics policy as instituted by the Sarbanes-Oxley Act. KPCG is currently developing a policy in written form that will update and formalize our long-standing informal policy.

There are no family relationships among any of our officers or directors.

The Directors of our company are divided into two classes and hold office until the second succeeding Annual Meeting of Stockholders following the election of their respective class and the qualification of their successors. Mr. Saitz constitutes the class of Directors whose term expires in 2005. Mr. Kupper, Ms. De Hahn, Mr. Kling and Mr. Santry constitute the class of Directors whose terms expire in 2004. Mr. Santry has decided not to stand for election as a Director of our company. In December 2003 the Board of Directors unanimously voted to propose the election of Mr. Steven R. Lowy to the Board as an independent outside director.

Steven R. Lowy (age 58) is owner and chief executive officer of Envision, a computer services firm with offices in St. Louis, Phoenix, Dallas and Houston. Mr. Lowy has served on the board of Normandy Bank (now Keystone Bank) for over 17 years and was chairman of the Capital Formation Committee of the St. Louis Regional Chamber and Growth Association Technology Gateway for 4 years.

PROPOSAL 2--APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors has selected Rubin, Brown, Gornstein & Co. LLP as auditors of KPCG for fiscal 2004. This firm of independent public accountants has served KPCG in this capacity for fiscal 2003. A representative of Rubin, Brown, Gornstein & Co. LLP is expected to be present at the annual meeting and will have the opportunity to make a statement and will also be available to respond to appropriate questions.

During our two most recent fiscal years and subsequent interim periods, there have occurred none of the "reportable events" listed in Item 304(a)(1)(iv)(A-D) of Regulation S-B.

During fiscal 2002 and 2003, we paid the following fees to Rubin, Brown, Gornstein & Co. LLP:


                                                                    2003            2002
                                                             -----------     -----------
Audit Fees                                                   $    51,500     $    67,000
Audit-Related Fees                                                    --              --
Tax  Fees(1)                                                      24,450           9,200
Other Fees(2)                                                      7,750              --
                                                             -----------     -----------
                                                             $    83,700          76,200

    1. Tax fees are principally charges for preparation of Federal and state income tax returns.

    2    Other fees principally represents benefit plan audit fees.

KPCG's Audit Committee approves the engagement of an accountant to render all audit and non-audit services prior to the engagement of the accountant based upon a proposal by the accountant of estimated fees and scope of the engagement. KPCG's Audit Committee has received the written disclosure and the letter from Rubin, Brown, Gornstein

& Co. LLP required by Independence Standards Board Standard No. 1, as currently in effect, and has discussed with Rubin, Brown, Gornstein & Co. LLP its independence.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPOINTMENT OF RUBIN, BROWN, GORNSTEIN & CO. LLP AS AUDITORS FOR 2004.

PROPOSAL 3--AMENDMENT TO STOCK OPTION PLAN

In 1988, we adopted our Stock Option Plan. Under the terms of this plan, options to purchase shares of our common stock can be issued to our employees and directors at a price equal to 100% of the fair market value of our common stock on the date of grant. Options issued under this plan expire from two to six years from the date of grant, and are exercisable one year from the date of grant. Options that are unexercised are cancelled immediately if the holder ceases to be an employee or director of our company. Our Stock Option Plan is structured to allow the Board of Directors or its committees broad discretion in creating employee equity incentives in order to assist KPCG in attracting, retaining and motivating the best available talent for the successful conduct of our business. The Board of Directors believes that the remaining shares that can be granted under our Stock Option Plan are insufficient to accomplish these purposes.

The Board of Directors has proposed an amendment to KPCG's Stock Option Plan to increase the number of options that may be granted from 650,000 to 850,000. The increase is necessary so that options may be granted to key employees to retain their services.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT TO THE COMPANY'S STOCK OPTION PLAN TO INCREASE THE NUMBER OF OPTIONS THAT MAY BE GRANTED TO 850,000.

OTHER BUSINESS

As of the date of this proxy statement, KPCG has no knowledge of any other business that will be presented at the annual meeting. If any other business should properly be brought before the annual meeting or any postponements or adjournments thereof, the proxy holders will vote as recommended by the Board of Directors, or, if no recommendation is given, at their own discretion.

                        BOARD STRUCTURE AND COMPENSATION

BOARD AND COMMITTEE INFORMATION

The Board of Directors met four times during fiscal 2003.

We have established an Audit Committee, a Compensation Committee, a Stock Option Plan Committee, and an Executive Committee for our Board of Directors.

The Audit Committee is composed of two independent directors, currently Mr. Saitz and Mr. Kling. The Audit Committee reports to our board of directors regarding the appointment of our independent public accountants, the scope and fees of prospective annual audits and the results thereof, compliance with our accounting and financial policies and management's procedures and policies relative to the adequacy of our internal accounting controls. The Audit Committee has met one time during fiscal 2003. The members of the Audit Committee meet the independence standards of Rule 4200 (a)(14) of the National Association of Securities Dealers' listing standards.

The Compensation Committee is composed of two independent directors, currently Mr. Saitz and Mr. Kling, who make determinations regarding the compensation of our executive officers. No interlocking relationships exist between our board of directors and the board of directors or Compensation Committee of any other company, nor has any such interlocking relationship existed in the past. The Compensation Committee has met one time during fiscal 2003.

The Stock Option Plan Committee is composed of two independent directors, currently Mr. Saitz and Mr. Kling, who make determinations regarding the administration of our Stock Option Plan, including the determination of stock option grants made under the plan. The Stock Option Committee has had no meetings since January 2003 when it approved the issuance of 55,000 stock options to our employees.

The Executive Committee is composed of Mr. Kupper, Ms. De Hahn and Mr. Kling. The duties of the Executive Committee are to exercise all functions of our Board of Directors in the intervals between regular meetings of the Board of Directors. The Executive Committee has not met since the Merger.

We have not established a Nominating Committee of the Board to locate and consider persons to be nominated as directors. In the Board's view, as the Company is a small business, a Nominating Committee would result in unnecessary expense to the Company and would be duplicative of the process in which the Company currently engages for the evaluation and selection of director nominees. All directors currently participate in the consideration of director nominees. Mr. Steven R. Lowy is the sole nominee for director in this proxy who is not an executive officer or a director standing for re-election. Mr. Lowy's name was originally forwarded to the Board by the Chief Executive Officer. In selecting director nominees, the directors and management seek persons with experience and competence in areas relevant to the Company's business which are not already represented on the Board. At a minimum, the Board seeks to have at least two independent director(s), including at least one independent director with significant experience in management or finance. The Company requires that all Board members be of good character, familiar with the general requirements placed upon a publicly held company and willing to dedicate the attention required to fulfill their responsibilities as Director. The Company's existing Board members utilize their personal and business networks to search for such persons. When a candidate is identified, the Board conducts interviews and reviews of the candidate's qualifications. If there is consensus that a candidate would be a valuable addition to the Board, the candidate is recommended to the shareholders. The Company has not previously had candidates recommended by security holders, other than security holders who are on the Board or are employed by the Company. The Board is willing to consider candidates recommended by security holders on the same basis as it considers other candidates. Any security holder wishing to recommend one or more candidates for consideration should provide the information to the Company at the address listed above not later than October 15, 2004 to allow time for the Board to evaluate the candidate and, if the Board determines it will recommend the candidate, for inclusion in the proxy. The Company does not pay any third party a fee for assisting the Company in identifying or evaluating director nominees.

The Company does not have a formal process for communication from security holders to the Board of Directors of the Company. As a small business, the Company does not maintain a staff to handle such communications. The Board has never received any requests for such a process from security holders and the largest security holders have a relationship with the Company that already allows for communications with the Board. Accordingly, the Board believes such a policy and process would be an unnecessary expense to the Company and would not provide any significant benefit to shareholders. The Company does not have a policy requiring directors to attend the annual meeting. Currently all directors have a practice of attending the annual meetings.

AUDIT COMMITTEE REPORT

Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act or the Exchange Act that might incorporate this Proxy Statement or future filings with the SEC, in whole or in part, the following report shall not be deemed to be incorporated by reference into any such filing.

Membership and Role of the Audit Committee - The Audit Committee consists of the following members of the Board of Directors: James Saitz and S. Lee Kling. Both members of the Audit Committee are independent as defined under the National Association of Securities Dealers' listing standards. The Audit Committee operates under a written charter adopted by the Board of Directors which is included in this proxy as Appendix A.

The primary function of the Audit Committee is to provide advice with respect to the Company's financial matters and to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing (i) the financial reports and other financial information which will be provided by the Company to any governmental body or the public, (ii) the Company's systems of internal controls that management and the Board of Directors have established and (iii) the Company's auditing, accounting and financial reporting processes generally.

The Audit Committee's primary duties and responsibilities are to: i) serve as an independent and objective party to monitor the Company's financial reporting process and internal control system, ii) review and appraise the audit efforts of the Company's independent accountants and iii) provide an open avenue of communication among the independent accountants, financial and senior management, and the Board of Directors.

Review of the Company's Audited Financial Statements for the Fiscal Year ended October 31, 2003 - The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended October 31, 2003 with the Company's management. The Audit Committee has discussed with Rubin Brown, Gornstein & Co. LLP, the Company's independent public accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committee). The Audit Committee has also received the written disclosures and the letter from Rubin, Brown, Gornstein & Co. LLP required by Independence Standards Board No. 1 (Independent Discussion with Audit Committees) and the Audit Committee has discussed with Rubin, Brown, Gornstein & Co. LLP the latter's independence. Based on the Audit Committee's review and discussions noted above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended October 31, 2003 for filing with the SEC.

James Saitz
S. Lee Kling

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors has furnished the following report on executive compensation:

The fundamental philosophy of the Company's executive compensation program is to offer competitive compensation opportunities that are based on each individual executive officer's contribution and personal performance. The compensation of the Company's executive officers is reviewed and approved by the Compensation Committee which utilizes compensation analyses for similar type and size agencies provided by the industry trade associations to ensure that the compensation is both reasonable and competitive, and also is directly linked to the Company's financial performance and shareholder interest.

There are three elements in the Company's executive compensation program, as determined by individual and corporate performance.

Base salary compensation is determined by the potential impact of the individual on the Company's performance, the skill and experience required by the job, and the performance and potential of the incumbent in the job. Annual incentive compensation is based on corporate operating earnings. Long-term incentive compensation consists of eligibility under the Stock Option Plan. Stock option grants are awarded based on individual and Company performance.

KPCG's Executive Officers also maintain a significant long-term stock ownership position in the Company's Common Stock. This ownership position creates a strong linkage between the Company's management and its shareholders' interests.

During fiscal 2003, we have met one time to review the annual compensation of KPCG's Executive Officers.

S. Lee Kling
James Saitz

BOARD COMPENSATION

Employee directors receive no compensation for their service on the Board of Directors or committees thereof. Non-employee directors are paid an annual retainer of $10,000 for their services. Both employee and non-employee directors are also eligible for stock option grants under our Stock Option Plan.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table sets forth information concerning the compensation received, for each of the last three fiscal years, for services rendered to us by our Chief Executive Officer and each of our other most highly compensated executive officers during the fiscal year ended October 31, 2003 whose total compensation equaled or exceeded $100,000.


                                           Annual Compensation                                  Long-term Compensation
                                           -------------------                                  ----------------------
                                                                Other       Restricted   Securities
   Name and Principal                                           Annual        Stock      Underlying        LTIP      All Other
        Position            Year       Salary      Bonus         Comp.        Awards     Options/SAR's    Payouts    Comp.( 1)
   ------------------       ----       ------      -----        ------      ----------   -------------    -------    ---------
Bruce Kupper (3), (4)       2003        83,832     75,000         --            --           --             --         --
     CEO                    2002       210,000         --         --            --           --             --         --
                            2001       298,062         --         --            --           --             --         --
Mary De Hahn                2003       128,000         --         --            --           --             --         --
      COO                   2002       126,000         --         --            --           --             --         --
                            2001       155,030         --         --            --           --             --         --
John Rezich (2)             2003       110,250         --         --            --           --             --         --
      Director              2002       126,000         --         --            --           --             --         --
                            2001       145,030         --         --            --           --             --         --

    1. Amounts shown in this column are for company contributions to KPCG's ESOP and 401K plans on behalf of the named Executive.

    2.   Mr. Rezich left the Company on December 31, 2003.

    3.   Mr. Kupper took a voluntary salary reduction during 2003.

    4. Mr. Kupper received $25,000 of this bonus in December, 2003 after the end of fiscal 2003.

YEAR 2003 STOCK OPTION GRANTS TO EXECUTIVE OFFICERS

On May 14, 2003, we granted stock options of 50,000 to Mr. Santry at a price of $0.25 per share. These stock options fully vest on May 14, 2004 and have an expiration date of May 14, 2009.

During 2003, our executive officers did not exercise any of their various stock option grants.

The following table sets forth unexercised stock options held by each of our Executive Officers as of October 31, 2003:


                               Number of Securities Underlying   Value of Unexercised In-the-Money
                               Unexercised Options/SAR's as of       Options/SAR's as
                                       October 31, 2003            of October 31, 2003 (1)
                               -------------------------------   ---------------------------------
                                Exercisable      Unexercisable   Exercisable     Unexercisable
                                -----------      -------------   -----------     -------------
Bruce Kupper                      191,700               --       $  118,834               --
Mary De Hahn                       25,000               --            2,250               --
John Rezich (2)                    25,000               --            2,250
S. Lee Kling                       10,000               --              900               --
James Saitz                        10,000               --              900               --
Christopher Santry                 50,000           50,000               --       $   27,500


    1. Calculated by determining the difference between the exercise price and the deemed fair value of the securities underlying the options at October 31, 2003.

    2. Mr. Rezich resigned as Chief Financial Officer as of December 31, 2003. His options expired at that time.

EMPLOYMENT AGREEMENTS

Effective January 1, 2001 we entered into a two-year employment agreement with Mr. Kupper that automatically renewed on January 1, 2003 for a two-year period, and which automatically renews for another two-year period at the end of each renewal period. Mr. Kupper's Employment Agreement provides for an initial base salary of $360,000 per year, annual raises of 4%, and incentive compensation in accordance with KPCG's Executive Compensation Program.

Mr. Kupper is also eligible to receive stock options and to participate in certain fringe benefits and in KPCG's employee benefit plans generally available to senior executives. The terms of this agreement provide that Mr. Kupper will become a consultant to KPCG for the two-year period immediately following the expiration of the term of his employment, as extended, if applicable. During this consulting period, Mr. Kupper will receive annual compensation equal to 75% of the average of his annual base salary over the last three full calendar years of his employment. This consulting arrangement will also apply if Mr. Kupper resigns prior to the scheduled expiration of the term of his employment, subject to a reduction in the annual compensation based on vesting over a five-year period commencing January 1, 2001.

Mr. Kupper's Employment Agreement provides that, in the event of termination of employment by KPCG or by Mr. Kupper after the occurrence of one or more specified events (none of which have occurred to date) (a "Qualifying Termination"), Mr. Kupper would be entitled to receive his base salary, incentive compensation and certain continuing benefits for two years and the annual consulting compensation described above for the following two years. This employment agreement provides that, upon a Qualifying Termination, each stock option granted after January 1, 2001 and then held by Mr. Kupper shall be fully vested and exercisable in full for up to three years (but not beyond ten years after the date of grant of such option). Mr. Kupper's Employment Agreement also contains a provision prohibiting him from engaging in certain competitive activities with KPCG during his employment and during any severance and/or consulting period.

Effective June 1, 2001, we amended Mr. Kupper's employment agreement to reduce his base pay from $360,000 to $252,000. During 2003, Mr. Kupper took a voluntary salary reduction which resulting in his base pay being reduced to only $83,832 with the stipulation that he would receive a quarterly cash bonus of $25,000 for each quarter that the Company met the earnings target stipulated in its bank loan covenants. The Company met those loan covenants in all but the third quarter of 2003, for which it received a waiver from the bank. As a result, Mr. Kupper was paid a cash bonus of $25,000 for the first and second quarters of 2003. The bonus for the fourth quarter was paid in December, 2003 after the close of the fiscal year.

In October 2001, in connection with the acquisition of Christopher Thomas Associates, Inc., we entered into a two-year employment agreement with Mr. Santry providing for an annual base salary of $200,000, an annual stock option grant of at least 50,000 shares, and an annual cash bonus equal to three percent of the revenues of Christopher Thomas Associates, Inc. in excess of $4,500,000. During 2002, we amended this employment agreement so that Mr. Santry could work on a part-time basis at an annual salary of $100,000. Effective June 1, 2003, we again amended this employment agreement so that Mr. Santry could work on a part-time basis at an annual salary of $50,000.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Mr. Saitz, a member of our Board of Directors, is the Chairman and Chief Executive Officer of Missouri State Bank, a commercial bank. This firm provided us with commercial banking services during 2003 and is expected to provide us with similar services during 2004. In addition, we provided certain advertising and other communications services to Missouri State Bank. We believe that all of the transactions between our company and Missouri State Bank were made on terms no less favorable than those that either party could have obtained from unaffiliated third parties.

Mr. Kling, a member of our Board of Directors, is a Managing Consultant of Lockton Companies, an insurance brokerage and advisor. This firm provided us with insurance brokerage services during 2003 and is expected to provide us with similar services during 2004. We believe that all of the transactions between our company and Lockton Companies were made on terms no less favorable than those that either party could have obtained from unaffiliated third parties.

In connection with our new bank loan agreement, Mr. Kupper, our Chairman and Chief Executive Officer, has personally guaranteed $500,000 of the bank loan. During the third quarter of fiscal 2002, the Company financed its purchase of the clients of RGSD by borrowing $125,000 from Mr. Kupper. The Company repaid this loan in fiscal 2003.

                                 STOCK OWNERSHIP

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of January 27, 2004 for:

    1. Each person or entity who is known by us to beneficially own five percent or more of the outstanding shares of our common stock;

    2.   Each director;

    3.   Each executive officer; and

    4.   All directors and executive officers of KPCG as a group.


                                           NUMBER OF SHARES
   NAME OF BENEFICIAL OWNER               BENEFICIALLY OWNED           PERCENT OF CLASS
   ------------------------               ------------------           ----------------
Bruce Kupper                                     1,840,100      (1)           29.03
Mary De Hahn                                       326,020      (2)            5.14
John Rezich                                         25,000      (7)             .39
Randolph Seeling                                       500      (6)             .01
S. Lee Kling                                        35,000      (3)            0.55
James Saitz                                         10,000      (4)            0.16
Chris Santry                                       118,500      (5)            1.87
All Directors and Executive Officers
as a Group                                       2,329,620                    37.15

    1. Includes 191,700 shares of Common Stock that the holder has the right to acquire within one year upon exercise of the related options granted by our company.

    2. Includes 25,000 shares of Common Stock that the holder has the right to acquire within one year upon exercise of the related options granted by our company.

    3. Includes 10,000 shares of Common Stock that the holder has the right to acquire within one year upon exercise of the related options granted by our company.

    4. Includes 10,000 shares of Common Stock that the holder has the right to acquire within one year upon exercise of the related options granted by our company.

    5. Includes 100,000 shares of Common Stock that the holder has the right to acquire within one year upon exercise of the related options granted by our company.

    6. Includes 500 shares of Common Stock that the holder has the right to acquire within one year upon exercise of the related options granted by our company.

    7.   Mr. Rezich resigned from the Company effective December 31,2003


Following is certain information as of October 31, 2003 for our equity compensation plans:




                                  NUMBER OF SECURITIES        WEIGHTED-AVERAGE      NUMBER OF SECURITIES
                                    TO BE ISSUED UPON         EXERCISE PRICE OF    REMAINING AVAILABLE FOR
                                       EXERCISE OF          OUTSTANDING OPTIONS,      FUTURE ISSUANCES
                                  OUTSTANDING OPTIONS,          WARRANTS AND            UNDER EQUITY
        PLAN CATEGORY              WARRANTS AND RIGHTS             RIGHTS            COMPENSATION PLANS
        -------------             --------------------      -------------------    ------------------
Equity compensation plans
approved by shareholders              544,750                     $     0.48                  105,250

Equity compensation plans not
approved by shareholders                   --                             --                       --
Total                                 544,750                     $     0.48                  105,250

                             ADDITIONAL INFORMATION

SUBMISSION OF STOCKHOLDER PROPOSALS

KPCG's bylaws provide, in general, that to be considered for presentation at the 2004 annual meeting of stockholders, although not included in the proxy statement, proposals of stockholders must be received in writing by KPCG at least 60 days but no more than 90 days before the date of the annual meeting; provided that, in the event that less than 70 days' notice or prior public disclosure of the date of the meeting is given or made to the stockholders, notice by the stockholder to be timely must be received no later than the close of business on the tenth day following the day on which notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever is earlier. Notice of stockholder proposals should be sent to the Secretary, Kupper Parker Communications, Incorporated, 8301 Maryland Avenue, St. Louis, Missouri 63105. Proposals of stockholders intended for presentation and for inclusion in the proxy statement for the 2005 annual meeting must be received by KPCG at the address listed above not later than October 15, 2004.

PROXY SOLICITATION COSTS

This solicitation of proxies is being made on behalf of the Board of Directors. Such solicitation of proxies normally will be made by mail. Employees of KPCG may also solicit proxies by telephone or personal contact, but at no additional compensation. Bankers, brokers and others holding common stock in their names or in the names of nominees will be reimbursed for reasonable expenses incurred in sending proxies and proxy material to the beneficial owners of such shares. KPCG has retained American Stock Transfer & Trust Company to aid in the solicitation of proxies from its stockholders. The fees of such firm are estimated to be $5,000, plus reimbursement of out-of-pocket expenses. The total cost of solicitation of proxies will be borne by KPCG.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder require that directors, officers and beneficial owners of more than 10% of the common stock file certain reports regarding their beneficial ownership of common stock with the Securities and Exchange Commission. All such required reports were timely filed during and for 2003, except as noted on page 6.

By order of the Board of Directors,

Randolph Seeling
Chief Accounting Officer
Dated: February 24, 2004

                                                                      APPENDIX A

                        KUPPER PARKER COMMUNICATIONS INC.

                             AUDIT COMMITTEE CHARTER

COMMITTEE RESPONSIBILITIES

The Audit Committee of Kupper Parker Communications Inc.'s Board of Director's is responsible for oversight of the company's financial reporting and internal controls. Specific responsibilities include:

    o Selecting, evaluating, and replacing the independent public auditors that perform the audit of the annual financial statements included within the Company's Annual Report to Shareholders.

    o Ensuring receipt from the independent auditors of a written statement regarding relationships and services, which may affect objectivity and independence. Discuss any relevant matters with the independent auditors and recommend that the full board take appropriate action to address the auditor's independence issues, which may come to the Committee's attention.

    o Reviewing the audit plans and audit scopes of the internal audit staff and the Company's independent auditors.

    o Reviewing and advising management and the Board on the adequacy of the Company's internal controls and financial reporting based upon the reports of management, the Company's internal audit staff, and its independent public accountants.

    o The Committee or its Chairman will review interim results with a company financial officer and the independent auditors prior to the public announcement of financial results and the filing of SEC Form 10-QSB.

    o Providing in the annual proxy statement a report of the Committee's findings as a result of its oversight responsibilities.

COMMITTEE MEMBERSHIP

The membership of the Committee will be:

    o    appointed by the Board of Directors.

    o comprised of independent directors as defined by the applicable regulatory authorities.

    o consist of at least two members; each of whom is financially literate or becomes financially literate within a reasonable period of time after appointment, and at least one of which has accounting or related financial expertise. Financial literacy and financial expertise will be as defined by the applicable regulatory authorities.

COMMITTEE MEETINGS

Meetings will be held as required, but no less than three times per year. Minutes will be recorded and reports of committee meetings will be presented at the next Board of Director's meeting.

COMMITTEE CHARTER REVIEW AND APPROVAL

This Audit Committee Charter will be reviewed and approved by the Board of Directors annually and will be included in the proxy at least every three years.

                                      PROXY
                   KUPPER PARKER COMMUNICATIONS, INCORPORATED
                  ANNUAL MEETING OF SHAREHOLDERS, APRIL 7, 2004
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

         The undersigned hereby appoints Bruce Kupper and Randolph Seeling, or either of them, proxy, with full power of substitution, to vote all shares of KUPPER PARKER COMMUNICATIONS, INCORPORATED which the undersigned is entitled to vote at the Company's Annual Meeting to be held in the Company's main conference room, Kupper Parker Communications, Incorporated, 8301 Maryland Avenue, St. Louis, Missouri, 63105, on April 7, 2004 at 9:00 in the morning, St. Louis time, and at any adjournment thereof, hereby ratifying all that said proxy or his substitute may so do by virtue hereof, and the undersigned authorizes and instructs said proxy to vote as follows:

1. ELECTION OF DIRECTORS: To elect the nominees below for a term of two years.

     [ ] FOR ALL NOMINEES LISTED BELOW (except as marked to the contrary below)

     [ ] WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW

(INSTRUCTION: to withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below.)

                                  Bruce Kupper
                                  Mary De Hahn
                                  S. Lee Kling
                                 Steven R. Lowy


2. APPOINTMENT OF INDEPENDENT AUDITORS: To approve the appointment of Rubin, Brown, Gornstein & Co. LLP as auditors for 2004.

     [ ] FOR                    [ ] AGAINST                     [ ] ABSTAIN

3. AMENDMENT OF STOCK OPTION PLAN: To amend the Company's stock option plan to increase the number of options that may be granted from 650,000 to 850,000

     [ ] FOR                    [ ] AGAINST                     [ ] ABSTAIN

4. In their discretion, upon any other matters which may properly come before the meeting or any adjournments thereof.

     [ ] FOR                    [ ] AGAINST                     [ ] ABSTAIN

         This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for all nominees listed in proposal 1; for proposal 2 to ratify the appointment of Rubin, Brown, Gornstein & Co. LLP as auditors for 2004; and for proposal 3 to amend the Company's stock option plan. If other business is presented at the annual meeting, this proxy will be voted on those matters in accordance with the best judgment of the named proxies. The Board of Directors recommends a vote FOR items 1, 2 and 3.

         Receipt of the Notice of Annual Meeting and Proxy Statement and of the Annual Report on Form 10-KSB without exhibits of the Company preceding or accompanying the same is hereby acknowledged.

                                    Dated_____________________________, 2004

                                    ----------------------------------
                                    (Signature of Shareholder)

                                    ----------------------------------
                                    (Signature of Shareholder)

                                    Your signature should appear the same as your name appears hereon. If signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties to the joint tenancy must sign. When proxy is given by a corporation it should be signed by an authorized officer.

                                    PLEASE DATE, SIGN AND RETURN THIS PROXY
                                    PROMPTLY USING THE ENCLOSED ENVELOPE.